                                                                   EXHIBIT 10.10

                      SECOND AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------


     THIS SECOND AMENDMENT TO LEASE AGREEMENT (herein called the "Amendment") is made and entered into this 21st day of December 1995, by and between SCHNEIDER ATLANTA, L.P., a Georgia limited partnership having an office at 2849 Paces Ferry Road, Suite 770, Atlanta, Georgia 30339 (herein called "Lessor"), and FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation having an office at 7340 McGinnis Ferry Road, Suwanee, Georgia 30174 (herein called "Lessee");


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, Lessee and Technology Park/Atlanta, Inc. ("Original Lessor"), a Georgia corporation and the predecessor-in-interest to Lessor, entered into that certain Lease dated May 4, 1993, as amended by First Amendment to Lease Agreement dated December 21, 1993 and by letter amendment from Lessee to Original Lessor dated January 6, 1995, accepted and agreed to by Original Lessor January 24, 1995 (as so amended herein called the "Lease"), providing for the leasing of approximately 86,052 rentable square feet within the Building (as defined in the Lease; all terms used but not defined in this Amendment shall have the meaning ascribed thereto in the Lease); and

     WHEREAS, Lessee wishes to lease from Lessor and Lessor wishes to lease to Lessee, in addition the Premises, (i) a building expansion (the "Building Expansion") adjoining the Building, which Building Expansion will be constructed on that certain tract of land approximately depicted on Exhibit "A" attached
                                                        -----------
hereto and by this reference incorporated herein and made a part hereto (herein called the "Expansion Land") and (ii) that portion of the Expansion Land on which the Building Expansion is situated (herein collectively called the "Expansion Premises"), on the terms and conditions hereinafter provided;

     WHEREAS, at Lessees request, Lessor has agreed to cause certain interior improvements to the Building (the "Interior Improvements") to be constructed, on the terms and conditions hereinafter provided;

     WHEREAS, Lessor and Lessee desire to amend the Lease to evidence said expansion and interior improvements and in certain particulars as hereinafter provided;

     NOW, THEREFORE, for and in consideration of the premises, TEN DOLLARS ($10.00) paid by Lessee to Lessor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   Amendments.  The Lease has been and hereby is amended as follows:
          ----------

     1.1  Section 1.  Section 1 of the Lease has been and hereby is amended to
          ----------
read in its entirety as follows:

     1.   TERM.  The term of this Lease (as the same may be extended as
          ----
hereinafter provided herein called the "Lease Term") shall commence on November 12, 1993 (herein called the "Commencement Date") and unless sooner terminated pursuant to the provisions hereof shall terminate at 11:59 p.m. on May 11, 2008 (herein called the "Expiration Date"). Lessee acknowledges and agrees that except as expressly provided in Schedule 1 attached hereto and by this reference
                                ----------
incorporated herein: (i) the Premises (excluding the Expansion Premises) have been completed substantially in accordance with the Plans, as amended in accordance with Section 40.2 hereof, together with all utilities including telephone conduit, other than telephone operations, being made available in accordance with Section 6.1 hereof, to the extent that the Premises (excluding the Expansion Premises) may be occupied by Lessee, (ii) that Lessor has provided Lessee with a final certificate of occupancy for the Premises (excluding the Expansion Premises) and (iii) that Lessor has provided Lessee with a certificate from the architect certifying the Premises (excluding the Expansion Premises) have been substantially completed in accordance with the Plans.

For the avoidance of doubt, nothing contained herein shall modify or reduce the Option to Extend and Second Option to Extend as provided in Section 43 of the Lease.

     1.2  Section 2.  Section 2 of the Lease has been and hereby is amended to
          ---------
read in its entirety as follows:

     2.   RENT.
          ----

     2.1   Base Rental for Premises.  The annual base rental   (herein called
           ------------------------
"Annual Base Rental") for the Premises shall be as follows for each respective Rental Lease Year (as hereinafter defined), shall be based on 86,052 rentable square feet as shown in the Plans (as hereinafter defined) and shall be payable in equal monthly installments (herein called "Base Rent") payable in advance on the first day of each and every calendar month during the Lease Term commencing on the First Rental Payment Date (as hereinafter defined):


Rental Lease Year 1:

          $5.03 per rentable square foot
          Annual Base Rental of                      $433,178.44
          Base Rent per month of                     $ 36,098.20

Rental Lease Year 2:

          $5.08 per rentable square foot
          Annual Base Rental of                      $437,481.04
          Base Rent per month of                     $ 36,456.75

Rental Lease Year 3:

          $5.12 per rentable square foot
          Annual Base Rental of                      $440,923.12
          Base Rent per month of                     $ 36,743.59

Rental Lease Year 4:

          $5.17 per rentable square foot

          Annual Base Rental of                      $445,225.72
          Base Rent per month of                     $ 37,102.14

Rental Lease Year 5:

          $5.22 per rentable square foot
          Annual Base Rental of                      $449,528.32
          Base Rent per month of                     $ 37,460.69

Rental Lease Year 6:

          $5.28 per rentable square foot
          Annual Base Rental of                      $454,691.44
          Base Rent per month of                     $ 37,890.95

Rental Lease Year 7:

          $5.34 per rentable square foot
          Annual Base Rental of                      $459,854.56
          Base Rent per month of                     $ 38,321.21

Rental Lease Year 8:

          $5.39 per rentable square foot
          Annual Base Rental of                      $464,157.16
          Base Rent per month of                     $ 38,679.76




Rental Lease Year 9:

          $5.54 per rentable square foot
          Annual Base Rental of                      $477,064.96
          Base Rent per month of                     $ 39,755.41

Rental Lease Year 10:

          $5.59 per rentable square foot
          Annual Base Rental of                      $481,367.56

          Base Rent per month of                     $ 40,113.96

Rental Lease Year 11:

          $5.65 per rentable square foot
          Annual Base Rental of                      $486,181.24
          Base Rent per month of                     $ 40,515.10

Rental Lease Year 12:

          $5.71 per rentable square foot
          Annual Base Rental of                      $491,043.05
          Base Rent per month of                     $ 40,920.25

Rental Lease Year 13:

          $5.76 per rentable square foot
          Annual Base Rental of                      $495,953.48
          Base Rent per month of                     $ 41,329.46

Rental Lease Year 14:

          $5.82 per rentable square foot
          Annual Base Rental of                      $500,913.01
          Base Rent per month of                     $ 41,742.75


     As used in this Section 2.1, the term "Rental Lease Year" shall mean a period of time beginning and ending at such times as hereinafter provided, and the first Rental Lease Year shall commence on the date that is six (6) months after the Commencement Date (the "First Rental Payment Date") and shall end on the day preceding the date on which the first anniversary of the First Rental Payment Date occurs. Each succeeding Rental Lease Year shall commence on the day immediately following the last day of the immediately preceding Rental Lease Year and shall end on the day that is the anniversary of the date on which the previous Rental Lease Year ended. For the avoidance of doubt, Lessee shall not be obligated to pay Annual Base Rental or Base Rent for the six (6) month period from the Commencement Date until the First Rental Payment Date, but shall pay all other costs associated with the Premises from and after the Commencement Date. Base Rent shall be prorated at the rate per diem of 1/30th of the Base Rent for any partial month.

     2.2  Base Rental for Expansion Premises.  Subject to adjustment as provided
          ----------------------------------
     in section 45 hereof, the annual base rental for the Expansion Premises (herein called "Annual Expansion Base Rental") shall be as follows for Expansion Rental Lease Year 1 (as hereinafter defined), shall be based on 6,740 rentable square feet contained in the Expansion Premises as shown in the Expansion Plans (as hereinafter defined) and shall be payable in monthly installments (herein called "Expansion Base Rent") payable in advance on the first day of each and every calendar month during the Lease Term commencing on the Expansion Commencement Date (as hereinafter defined in section 45.7):

     Expansion Rental Lease Year 1:

          Annual Expansion Base Rental of     $ 22,242.00
          Expansion Base Rent per month of    $  1,853.50

     Thereafter, the Annual Expansion Base Rental for each Expansion Rental Lease Year shall be an amount equal to 101% of the Annual Expansion Base Rental for the immediately preceding Expansion Rental Lease Year. As used in this section 2.2, the term "Expansion Rental Lease Year" shall mean a period of time beginning and ending at such times as hereinafter provided, and the term "Expansion Rental Lease Year 1" shall mean a period of time commencing on the Expansion Commencement Date (as hereinafter defined) and ending on the last day of Rental Lease Year 3 (as provided in Section 2.1 above). Each succeeding Expansion Rental Lease Year shall commence on the day immediately following the last day of the immediately preceding Expansion Rental Lease Year and shall end on the day that is the anniversary of the date on which the previous Expansion Rental Lease Year ended. Expansion Base Rent shall be prorated at the rate per diem of 1/30th of the Expansion Base Rent for any partial month. Within sixty (60) days after "substantial completion" (as hereinafter defined) of the Building Expansion, Lessor shall provide Lessee with a calculation of the rentable square feet in the Building Expansion, certified by Lessor's architect. If such calculation shows a number of rentable square feet in the Building Expansion other than 6,740, then the Annual Expansion Base Rental and Expansion Base Rent for Expansion Rental Lease Year 1 shall be adjusted to reflect the actual number of rentable square feet in the Building Expansion, and Lessor and Lessee shall execute an amendment reflecting said adjusted initial rent and the Annual Expansion Base Rental and Expansion Base Rent for each Expansion Rental Lease Year.

     2.3  Interior Improvements Reimbursement Rental.  Subject to adjustment as
          ------------------------------------------
     provided in Section 45 hereof, the annual interior improvements reimbursement rental (herein called "Annual Interior Improvements Reimbursement Rental") shall be payable in one hundred forty-four (144) monthly installments (herein called "Interior Improvements Monthly Reimbursement Rent") payable in advance on the first day of each and every calendar month commencing on the Interior Improvements Acceptance Date (as hereinafter defined in Section 45.7) and continuing through such one hundred forty-fourth (144th) month. The Annual Interior Improvements Reimbursement Rental shall be as follows for Interior Improvements Rental Lease Year 1 (as hereinafter defined):

     Interior Improvements Rental Lease Year 1:

          Annual Interior Improvements Reimbursement Rental
          of:  $50,063.16
          Interior Improvements Monthly Reimbursement Rent of: $ 4,171.93.

     Thereafter, the Annual Interior Improvements Reimbursement Rental for each Interior Improvements Rental Lease Year shall be an amount equal to 101% of the Annual Interior Improvements Reimbursement Rental for the immediately preceding Interior Improvements Rental Lease Year. As used in this Section 2.3, the term "Interior Improvements Rental Lease Year" shall mean a period of time beginning and ending at such times as hereinafter provided, and the term "Interior Improvements Reimbursement Rental Lease Year 1" shall mean a period of time commencing on the Interior Improvements Acceptance Date (as hereinafter defined) and ending on the last day of Rental Lease Year 3 (as provided in Section 2.1 above). Each succeeding Interior Improvements Rental Lease Year shall commence on the day immediately following the last day of the immediately preceding Interior Improvements Rental Lease Year and shall end on the day that is the anniversary of the date on which the previous Interior Improvements Rental Lease Year ended;

     provided, however, that the Interior Improvements Rental Lease Year in which the one hundred forty-fourth (144th) payment of Interior Improvements Monthly Reimbursement Rent is due shall terminate on the last day of the month in which such installment is due. Interior Improvements Monthly Reimbursement Rent shall be prorated at the rate per them of 1/30th of the Interior Improvements Monthly Reimbursement Rent for the first (lst) and one hundred forty-fourth (144th) months, to the extent such months are partial months.

     1.3  Section 43.4.  Section 43.4 is hereby modified by deleting from the
          ------------
first through fourth lines thereof the phrase "for the purpose of exercising its rights under that certain

Option to Lease, dated of even date herewith and entered by and between Lessor and Lessee."

     1.4  Section 43.5.  The following Section 43.5 is hereby added to the
          ------------
Lease:

          43.5 If Lessee has exercised the Option to Extend and the Second Option to Extend and if Lessee is not then in default under this Lease, then Lessee shall have an additional option to extend the Extended Term (herein called the "Third Option to Extend") for up to five (5) years (herein called the "Third Extended Term"). Such Third Option to Extend shall be exercised by written notice from Lessee to Lessor given on or before the date that is six (6) months prior to the expiration of the Second Extended Term which written notice shall specify the period of the Third Extended Term in whole years. In the event Lessee exercises the Third Option to extend, all terms and conditions of this Lease shall continue in full force and effect throughout the Third Extended Term, except as provided in Section 43.3 hereof and except that the Annual Base Rental rate shall be determined in accordance with Sections 43.1 and 43.2 hereof and all references to the "Extended Term" shall be deemed to refer to "Third Extended Term."

     1.5  Section 45.  The following Section 45 is hereby added to the Lease:
          ----------

          45.  EXPANSION PREMISES AND INTERIOR IMPROVEMENTS.
               --------------------------------------------

          45.1 Lessee hereby acknowledges and approves of the retention by Lessor of Choate Construction Company (herein called the "Approved Expansion Contractor") to construct the Building Expansion and the Interior Improvements pursuant to a construction contract substantially in the form attached hereto as Exhibit "B" and by this
                                                       -----------
          reference incorporated herein and made a part hereof (the "Choate Contract"). Lessor shall cause the Building Expansion to be constructed on the Expansion Land, and Lessor shall cause the Interior Improvements to be constructed, all substantially in accordance with those certain final plans and specifications of the Building Expansion and Interior Improvements, which plans and specifications have been and are hereby approved by Lessor and Lessee and are identified on the List of Drawings Issued for Construction attached to the Choate Contract. Lessee hereby approves the form of Choate Contract attached hereto as Exhibit "B", the time periods specified therein for
                    -----------
          Substantial Completion of the entire Work, the Interior Renovation and the Exterior Expansion (as such terms are defined in the Choate Contract), the work necessary to accommodate installation of the gunboat simulator and the provisions contained in Article 8 of the Choate Contract, the General Conditions and the Supplemental General Conditions for extension of the Contract Time (as defined in the Choate Contract). Lessor shall be deemed to have diligently proceeded to effect "substantial completion" of the Interior Improvements and Building Expansion (as hereinafter defined) if Lessor uses reasonable and customary efforts to enforce the terms of the Choate Contract, including without limitation said Contract Time, as the same may be extended, and Lessor's remedies under Article 14 of the General Conditions for default of the Approved Expansion Contractor. Lessor shall use reasonable efforts to have Lessee deemed to be a co-beneficiary relating to any bonds that may be issued relating to the Approved Expansion Contractor's payment and performance. Upon substantial completion of the Building Expansion, Lessor shall cause a Georgia registered surveyor or engineer, reasonably acceptable to Lessee, to prepare and deliver to Lessee a survey of the Expansion Land which shall show all improvements on the Expansion Land as of the date of such survey. Such survey shall contain a metes and bounds description of the Expansion Land and shall contain the certifications in favor of Lessor and Lessee and the minimum standard detail requirements for an ALTA/ACSM Land Title Survey meeting the requirements of a Class A Survey, as adopted by ACSM on September 16, 1988 and by ALTA on October 19, 1988.

          45.2 No revisions or amendments to the Expansion Plans will be implemented without the written approval of both Lessor and Lessee, which approval Lessor and Lessee each agree not unreasonably to withhold or delay. Any such revision or amendment to the Expansion Plans that is approved by the Lessor and Lessee as provided herein is called an "Expansion Change Order." Lessor's determination that a proposed Expansion Change Order would reduce the value of the Expansion Premises and the disapproval of a proposed Expansion Change Order by the holder of any Mortgage shall each be deemed to be a reasonable basis for disapproval by Lessor. Any proposed Expansion Change Order to the Expansion Plans shall be submitted by the proposing party to the other party in writing and shall be approved or rejected in writing within ten (10) business days after receipt thereof by the nonproposing party, and if not rejected within said time period shall be deemed approved.

          45.3 Lessor and Lessee acknowledge and agree that the Annual Interior Improvements Reimbursement Rental for Interior Improvements Rental Lease Year 1 shall be an amount per annum equal to:

                    [Expansion             (Rentable Square
          15.043% X  Construction -         Feet of Expansion
                     Costs                 Premises x $30.00)],

          and as set forth in Section 2.3 hereof has been calculated based upon Expansion Construction Costs (as hereinafter defined) of $535,000.00 and 6,740 rentable square feet of Building Expansion Premises. Within sixty (60) days after "substantial completion" (as hereinafter defined) of the Interior Improvements and the Building Expansion, Lessor shall determine the actual Expansion Construction Costs and deliver to Lessee a statement of such actual Expansion Construction Costs, together with reasonably sufficient evidence verifying such costs. If such statement shows Expansion Construction Costs other than $535,000.00 or if the square footage calculation provided by Landlord to Tenant under Section 2.2 of this Lease shows a number of rentable square feet in the Expansion Premises other than 6,740, such initial rental shall be adjusted in accordance with the formula set forth above, and Lessor and Lessee shall execute an amendment to this Lease setting forth the Annual Interior Improvements Reimbursement Rental and the Interior Improvements Monthly Reimbursement Rent for all Interior Improvements Rental Lease Years. For purposes of this Section 45.3, "Expansion Construction Costs" shall mean any and all costs and expenses of any nature, whether generally characterized as "hard" or "soft" costs, incurred by Lessor and payable to a third party in connection with the design and construction of the Building Expansion and the Interior Improvements, including, without limitation, attorney's fees, architectural and design fees and expenses, the cost of any insurance premiums which are required to be maintained with respect to the Building Expansion or the Interior Improvements, the cost of any survey required by this Amendment, the cost of sales or use taxes on materials provided for the Building Expansion or Interior Improvements, the cost of all permitting fees, the cost of utility tap and service fees and the cost of reasonable, customary and applicable Administrative, overhead and profit allowances payable to the Approved Expansion Contractor, plus any reasonable, customary and applicable administrative fee charged by Lessor with respect thereto.

          45.4 Lessor and Lessee acknowledge and agree that the Annual Expansion Base Rental for Expansion Rental Lease Year 1 has been calculated based upon a residual value of $30.00 per square foot for the Building Expansion.

          45.5 Lessor shall promptly commence and diligently proceed to "substantially complete" the Interior Improvements and the Expansion Premises, in accordance with the Expansion Plans, as the same may be amended in accordance with Section 45.2 hereof. As applied to the Interior Improvements or the Expansion Premises, the term "substantially completed," "substantially complete," or "substantial completion" as used in this Section 45 shall mean (i) completed substantially in accordance with the Expansion Plans, as amended in accordance with Section 45.2 hereof, together with all utilities including telephone conduit, other than telephone operations, being made available in accordance with Section 6.1 hereof, to the extent that the portion of the Premises affected by the Interior Improvements or the Expansion Premises, as applicable, may be occupied by Lessee,
          (ii) that Lessor has provided Lessee with a temporary certificate of occupancy for the portion of the Premises affected by the Interior Improvements or the Expansion Premises, as applicable (and Lessor shall diligently pursue issuance of a final certificate of occupancy therefor) and (iii) that Lessor has provided Lessee with a certificate from the architect certifying the Interior Improvements or the Expansion Premises, as applicable, have been substantially completed in accordance with the Expansion Plans, it being understood by both Lessor and Lessee that minor punchlist items shall not be considered an obstruction to the initial occupancy and use of the portion of the Premises affected by the Interior Improvements or the Expansion Premises, as applicable, by Lessee.

          45.6 Lessor shall provide Lessee with periodic written reports generally summarizing the status of the construction of the Interior Improvements and the Building Expansion, the adherence to any applicable construction schedules and the anticipated dates that the Interior Improvements and the Building Expansion will be substantially completed and shall invite Lessee to periodic meetings between Lessor and the Approved Expansion Contractor to discuss the progress of the construction of the Interior Improvements and the Expansion Premises.

          45.7 Notwithstanding anything to the contrary contained herein, the Expansion Commencement Date shall be deemed to be that date on which "substantial completion" of the Expansion Premises would have otherwise occurred but for (i) amendments to the Expansion Plans requested by Lessee, or (ii) delays caused by Lessee, its contractors, employees; or agents, and the Interior Improvements Acceptance Date shall be deemed to be that date on which "substantial completion" of the Interior Improvements would have otherwise occurred but for (i) amendments to the Expansion Plans requested by Lessee, or (ii) delays caused by Lessee, its contractors, employees, or agents. Upon the Expansion Commencement Date, the Expansion Premises shall be included within the meaning of "Premises" for purposes of all provisions of this Lease other than Sections 2.1 and 40.

     2.   Ratification.  Both Lessor and Lessee acknowledge and confirm that the
          ------------
Lease, as amended hereby, is in full force and effect and the other party is not in default under the Lease. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Amendment shall be governed by and construed under the laws of the State of Georgia.

     3.   Counterparts.  This Amendment may be executed in counterparts which
          ------------
shall be construed together as one instrument.

          IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals the day and year first above written.

                         LESSOR:
                         ------

                         SCHNEIDER ATLANTA, L.P., a Georgia
                         limited partnership

                         By:  SA Management, Inc., a Georgia
                              corporation, sole general partner


                              by: /s/ Ralph G. Edwards, Jr.
                                 --------------------------
                                       Ralph G. Edwards, Jr.
                                       Secretary

                                    [CORPORATE SEAL]


                         LESSEE:
                         ------

                         FIREARMS TRAINING SYSTEMS, INC., a
                         Delaware corporation

                         By: /s/ David A. Apselof
                            ----------------------
                         Its:      CFO
                             -------------------

                                    [CORPORATE SEAL]

                                                            EXHIBIT A
                            7340 MCGINNIS FERRY ROAD
TRACT 1



     ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 420 and 421, lst Section, 1st District, Forsyth County, Georgia, and being more particularly described as follows:

     TO FIND THE TRUE POINT OF BEGINNING, commence at the northern terminus of the mitered corner at the intersection of the northeasterly right-of-way of McGinnis Ferry Road (having an 80 foot right-of-way) and the southeasterly right-of-way of Lakefield Drive; running thence along said mitered corner South 13 degrees 05 minutes 00 seconds East a distance of 70.00 feet to a point located along the northeasterly right-of-way of McGinnis Ferry Road; run thence along said northeasterly right-of-way of McGinnis Ferry Road South 58' degrees 05 minutes 00 seconds East a distance of 574.97 feet to a point; thence leave said northeasterly right-of-way of McGinnis Ferry Road and run North 24 degrees 30 minutes 00 seconds East a distance of 109.21 feet to a point; run thence along the arc of a curve to the right (said arc being subtended by a chord bearing North 32 degrees 31 minutes 51 seconds East a chord distance of 148.09 feet and having a radius of 530-00 feet) an arc distance of 148.58 feet to a point; run thence along the arc of a curve to the right (said arc being subtended by a chord bearing North 59 degrees 08 minutes 47 seconds East a chord distance of 82.86 feet and having a radius of 130.00 feet) an arc distance of
84.33 feet to a point, which point marks the TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING as thus established, running thence North 39 degrees 20 minutes 00 seconds West a distance of 30.00 feet to a half inch rebar set; running thence North 27 degrees 37 minutes 16 seconds East a distance of 320.01 feet to a half inch rebar found; running thence South 88 degrees 30 minutes 00 seconds East a distance of 692.94 feet to a half inch rebar found along the westerly right-of-way of New Boyd Road (having a 100 foot right-of-way); running thence along the westerly right-of-way of New Boyd Road the following courses and distances: South 00 degrees 29 minutes 11 seconds West a distance of 71.32 feet to a point; along the arc of a curve to the right (said arc being subtended by a chord bearing South 07 degrees 59 minutes 11 seconds West a chord distance of 173.91 feet and having a radius of 666.20 feet) an arc distance of 174.41 feet to a point; South 15 degrees 29 minutes 11 seconds West a distance of 157.00 feet to a point; thence leaving said westerly right-of-way of New Boyd Road and running North 86 degrees 20 minutes 00 seconds West a distance of 103.00 feet to a point; running thence South 74 degrees 10 minutes 00 seconds West a distance of 80.00 feet to a Point; running thence South 63 degrees 15 minutes 00 seconds West a distance of 100.00 feet to a point; running thence South 80 degrees 20 minutes 00 seconds West a distance of 160.00 feet to a point; running thence North 78 degrees 15 minutes 00 seconds West a distance of 50.00 feet to a point; running thence North 61 degrees 00 minutes 00 seconds West a distance of 100.00 feet to a point; running thence North 73 degrees 45 minutes 00 seconds West a distance of 111.92 feet to a point; running thence North 39 degrees 20 minutes 00 seconds West a distance of 133.66 feet to a point, said point being the POINT OF BEGINNING; containing
7.5688 acres and being designated as Tract 1 on that Boundary & Above Ground "As-Built" Survey for Landesbank Hessen-Thuringen Girozentrale, Deuteron of North America, Inc. & First American Title Insurance Company by Pearson & Associates, Inc., certified by Mark A. Buckner, Georgia Registered Land Surveyor No. 2422, dated December 19, 1994, last revised March 9, 1995.


TOGETHER WITH:

TRACT 2

     ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 420 and 421, lst Section, lst District, Forsyth County, Georgia, and being more particularly described as follows:

     TO FIND THE TRUE POINT OF BEGINNING, begin at the northern terminus of the mitered corner intersection of the northeasterly right-of-way of McGinnis Ferry Road (having an 80 foot right-of-way) and the southeasterly right-of-way of Lakefield Drive; run thence along said mitered corner South 13 degrees 05 minutes 00 seconds East a distance of 70.00 feet to a point located along the northeasterly right-of-way of McGinnis Ferry Road; run thence along said northeasterly right-of-way of McGinnis Ferry Road South 58 degrees 05 minutes 00 seconds East a distance of 574.97 feet to a point, said point marking the TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING as thus established, thence leaving said northeasterly right-of-way of McGinnis Ferry Road and running North 24 degrees 30 minutes 00 seconds East a distance of 109.21 feet to a point; running thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 32 degrees 31 minutes 51 seconds East a chord distance of 148.09 feet and having a radius of 530.00 feet) an arc distance of
148.58 feet to a point; running thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 59 degrees 08 minutes 47 seconds East a chord distance of 82.86 feet and having a radius of 130.00 feet) an arc distance of 84.33 feet to a point; running thence South 39 degrees 20 minutes 00 seconds East a distance of 78.33 feet to a point; running thence along the arc of a curve to the left (said arc being subtended by a chord bearing South 74 degrees 26 minutes 58 seconds West a chord distance of 78.06 feet and having a radius of 70.00 feet) an arc distance of 82.80 feet to a point; running thence along an arc of a curve to the left (said arc being subtended by a chord bearing South 32 degrees 31 minutes 51 seconds West a chord distance of 131.33 feet and having a radius of 470.00 feet) an arc distance of
131.76 feet to a point; running thence South 24 degrees 30 minutes 00 seconds West a distance of 117.02 feet to a point located along the northeasterly right-of-way of McGinnis Ferry Road; running thence along said northeasterly right-of-way of McGinnis Ferry Road North 58 degrees 05 minutes 00 seconds West a distance of 60.51 feet to a point, which point marks the POINT OF BEGINNING; containing 0.4614 acres and being designated as Tract 2 on that Boundary & Above Ground "As-Built" Survey for Landesbank Hessen-Thuringen Girozentrale, Deuteron of North America, Inc. & First American Title Insurance Company by Pearson & Associates, Inc., certified by Mark A. Buckner, Georgia Registered Land Surveyor No. 2422, dated December 19, 1994, last revised March 9, 1995.

                                  EXHIBIT "B"
                                  -----------


                                Choate Contract

                                   Schedule 1
                                   ----------


     Lessee has asserted that certain of the non-carpeted portions of the Premises (excluding the Expansion Premises) located in the shipping and receiving area, installed by Choate Construction Company ("Choate") at the direction of original Lessor are bubbling and cracking. It is the understanding of the parties hereto that Choate will correct the condition of said flooring, at Choate's expense, contemporaneously with the Interior Improvements and the Building Expansion. This understanding will not diminish any obligations Lessor may have under the Lease to correct this condition. Lessee acknowledges and agrees that Lessee has no right to terminate the Lease by virtue of this condition.

                              CONSENT OF MORTGAGEE


     The undersigned, being the holder of a certain Deed to Secure Debt and Security Agreement (the "Security Deed"), dated March 22, 1995, recorded in Deed Book 841, page 416, Forsyth County, Georgia Records, and a certain Assignment of Leases and Rents (the "Assignment") dated March 22, 1995, recorded in Deed Book 841, page 446, aforesaid Records, which Security Deed and Assignment encumber and affect inter alia, the Land (as defined in the Lease) and the Expansion Land
           ----------
(as defined in the Amendment to which this Consent is attached), does hereby consent to and approve of the Amendment to which this Consent is attached for all purposes under the Security Deed and the Assignment; provided, however, this Consent shall in no manner obligate the undersigned to complete the improvements contemplated by the Amendment. The undersigned hereby evidences such consent by causing its duly authorized officers to sign, seal and deliver this Consent this ___________________ day of December, 1995.

Signed, sealed and delivered Landesbank Hessen - Thuringen
in the presence of:                 Girozentrale


                                    By:
----------------------------            -----------------------------
Unofficial Witness                  Name:
                                          ---------------------------
                                    Title:
                                           --------------------------
----------------------------
Notary Public
My Commission Expires:                        [SEAL]


----------------------------
(NOTARIAL SEAL)

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